UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Name and address of agent for service)

[1-904-246-3433]
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2024

Date of reporting period:  03/31/2024

Item 1. Reports to Stockholders.

(a)

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund

Semi-Annual Report
March 31, 2024

Intrepid Capital Fund

April 1, 2024

Mark F. Travis, President/C.E.O.

PERFORMANCE

	Total Return as of March 31, 2024
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	1/03/05	6.20%	6.20%	16.78%
Intrepid Capital Fund – Inst.	4/30/10	6.25%	6.25%	16.98%
BBC Combined 1-5Yr		6.32%	6.32%	18.71%
S&P 500 Index		10.56%	10.56%	29.88%

	Average Annualized Total Returns
	as of March 31, 2024
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	4.39%	5.77%	3.50%	5.65%
Intrepid Capital Fund – Inst.	4.62%	6.01%	3.75%	5.44%
BBC Combined 1-5Yr	6.92%	9.73%	8.48%	7.28%^
S&P 500 Index	11.49%	15.05%	12.96%	10.13%^

^
Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the BBC Combined 1-5Yr Index is 8.85% and S&P 500 Index is 13.47%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2024, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.99% and for the Intrepid Capital Fund-Institutional Share Class is 1.84%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2025, such that the total operating expense (net) for the Capital Fund-Investor Share Class is 1.41% and for the Capital Fund-Institutional Share Class is 1.15%. The Capital Fund may

Intrepid Capital Fund

have Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Capital Fund-Investor Share Class is 1.41%. The Net Expense for the Capital Fund-Institutional Share Class is 1.15%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

April 1, 2024

“Most investors do today, what they should have done yesterday.”
— Lawrence Summers, Former US Treasury Secretary

Dear Fellow Shareholders,

In our last letter, we were pleased to communicate a successful result for the final quarter of calendar 2023. The first quarter of calendar 2024 kept the streak alive with a another quarter of returns greater than 6% (6.25% to be exact) – closely matching the return in the prior period (6.41%). Returns for the trailing 12 months ending March 31, 2024, were 16.98%.

These returns have been against a backdrop of “how many rate cuts, and when do they start?” speculation from Wall Street pundits. The anticipation of lower rates has powered the equity markets higher since October of 2023. However, that perception is starting to change as we enter April due to recent inflation and employment numbers coming in “hotter” than the markets anticipated. I have asked the question internally: “what if they don’t cut rates”?

As we discussed in our last communication, the silly season (aka Presidential race) is upon us and the Federal Reserve is running out of time if they want to try to be apolitical and not cut short term rates close to the November election. These inflation and unemployment numbers keep pushing back the date for this to occur.

Due to i) a drop in the official inflation rate from 9% in June 2022 to 3.8% in March 2024, and ii) a record low unemployment rate. I would have thought the President would be polling much stronger than he is. I read recently that, since January 2021 (President’s Biden inauguration),

Top Ten Holdings	(% of Net Assets)
Copart, Inc.	4.4%
Berkshire Hathaway, Inc. – Class B	4.2%
FRP Holdings Inc.	4.0%
TJX Companies, Inc.	3.8%
Alphabet, Inc. – Class A	3.6%
Garmin Ltd.	3.6%
Watsco, Inc.	3.3%
Take-Two Interactive Software, Inc.	3.2%
Becle Sab De CV	3.2%
Trulieve Cannabis Corp., 10/06/2026, 8.000%	3.1%

Top ten holdings are as of March 31, 2024. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Intrepid Capital Fund

consumer prices across the board were up roughly 20% and is likely what voters have anchored on. I always thought only government statisticians could come up with a “core” inflation number that excluded food and gas, which only applies to the citizens that don’t drive or eat!

I continue to position the Intrepid Capital Fund as an “all-weather tire” by minding the allocation between stocks, bonds and cash (or, better said, money market funds). This stays very consistent with roughly 60% of the Fund dedicated to stock holdings, 35% devoted to bonds, and a residual of ~5% in cash (money market). This is an attempt to deliver an attractive risk/return profile with both growth and income.

In a quarter like we just experienced, one might guess there were few meaningful detractors and that was certainly the case for the Fund in Q1 of 2024.

The top Contributors were Acuity Brands (AYI), Copart (CPRT), Berkshire Hathaway – Class B (BRK/B). The top detractors were Dropbox – Class A (DBX) and WNS Holdings (WNS).

Thank you for your continued support! If there is anything we can do to serve you better, please don’t hesitate to call.

All the best,

Mark F. Travis, President
Intrepid Capital Fund Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company. Please read it carefully before investing. A hard copy of the prospectus can be requested by calling 866-996-FUND (3863).

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and

Intrepid Capital Fund

investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Bloomberg (BBC) Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg US Government/Credit 1-5 Yr Index. You cannot invest directly in an index.

The 10-Year US Treasury Note is debt obligation issued by the US government that matures in 10 years.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. You cannot invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.

The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Basis point is a standard financial measure for interest rates. One basis point equals 1/100th of 1%.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Dividends are not guaranteed and may fluctuate.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Small Cap Fund

April 1, 2024

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Small Cap Fund	Small Cap Fund
Co-Portfolio Manager	Co-Portfolio Manager

PERFORMANCE

	Total Return as of March 31, 2024
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Small Cap Fund – Inv.	10/03/05	3.13%	3.13%	10.74%
Intrepid Small Cap Fund – Inst.	11/03/09	3.15%	3.15%	10.85%
Morningstar Small Cap Index		5.69%	5.69%	21.51%

	Average Annualized Total Returns
	as of March 31, 2024
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Small Cap Fund -– Inv.	-3.78%	4.26%	2.02%	6.28%
Intrepid Small Cap Fund – Inst.	-3.63%	4.45%	2.24%	4.99%
Morningstar Small Cap Index	2.67%	8.93%	7.97%	8.55%^

^	Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Morningstar Small Cap Index is 11.58%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2024, the annual operating expense (gross) for the Intrepid Small Cap Fund-Investor Share Class is 1.96% and for the Intrepid Small Cap Fund-Institutional Share Class is 1.70%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2025, such that the total operating expense (net) for the Small Cap Fund-Investor Share Class is 1.30% and the Endurance Fund-Institutional Share Class is 1.15%. The Small Cap Fund may have Net Expense higher than these expense caps as a result of any sales,

Intrepid Small Cap Fund

distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Small Cap Fund-Investor Share Class is 1.30%. The Net Expense for the Small Cap Fund-Institutional Share Class is 1.15%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower. As of June 6, 2022, the Intrepid Endurance Fund’s name changed to the Intrepid Small Cap Fund.

April 1, 2024

Dear Fellow Shareholders,

After closing 2023 with a blistering pace, small caps continued to grind higher in the first quarter of calendar 2024.

Investors appeared to fully embrace the “no landing” scenario in which the economy avoids a recession despite rates remaining higher. All major equity indices moved higher in spite of increases in the 10-year treasury rate and inflation expectations (evidenced by 10-year breakeven rates).

Risk appetite also seemed to return:

•
Growth and momentum-driven strategies excelled. The MSCI USA Momentum Index tallied its second-best quarter in the last 20 years. Q1 of 2024 trailed only Q2 of 2020, which notably followed the steep pandemic-driven decline of Q1 2020 (-15%) – a much easier comparison than the strong returns from Q4 of 2023 (+13%).

Intrepid Small Cap Fund

•	Bitcoin returned 66% during the quarter, while a handful of other more speculative crypto coins went vertical. Coinbase, a good barometer of the overall cryptocurrency ecosystem, returned 52%.

•
Nvidia (NVDA) added over $1 trillion in market cap (+82%). To be fair, the fundamental outlook for the company has improved tremendously. Still, it’s hard to overstate the sheer size and speed of such an increase. In the span of three months, the company added market value roughly equivalent to the entire GDP of the Netherlands.

•	Credit spreads vs 10-year Treasury rates declined to 2-year lows

As noted in prior letters, we have not taken a view on the broader economy, nor have we tried to select stocks that we expect to perform in a particular macro environment. We take a bottoms-up perspective and seek businesses that (1) have the balance sheet and competitive position to endure any environment and (2) trade at attractive levels relative to long-term fundamentals.

During the quarter ended March 31, 2024, the Intrepid Small Cap Fund (“the Fund”) returned 3.15%, compared to 5.69% for the benchmark Morningstar Small Cap Index. Historically, the Fund has underperformed broader equity indices during periods when momentum stocks and growth stocks have thrived.

Top Ten Holdings	(% of Net Assets)
FRP Holdings, Inc.	6.2%
Valvoline, Inc.	5.9%
Becle Sab De CV	5.5%
Park Aerospace Corp.	5.0%
iShares Gold Trust	5.0%
Pagseguro Digital Ltd. – Class A	4.8%
Franklin Covey Co.	4.6%
WNS Holdings Ltd.	4.5%
Jefferies Financial Group, Inc.	4.3%
IAC, Inc.	4.2%

Top ten holdings are as of March 31, 2024. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Intrepid Small Cap Fund

It’s also worth noting that the Fund’s performance relative to its benchmark has been less correlated than normal recently. Over the last three quarters, monthly tracking error has averaged over 2%, which is the highest level since Q3 of 2021 (when market volatility was markedly higher). We normally expect higher tracking error than peers given our high active share and concentrated position sizes. The recent more elevated levels – perhaps due to the trend following that seems more prevalent today – could partially explain some of the difference this quarter.

The top three contributors to performance this quarter were Becle SAB De CV (CUERVO), Valvoline (VVV), and Acuity Brands (AYI).

The top three detractors to performance were WNS Holdings (WNS), Keyword Studios (KWS LN), and Dropbox, Inc. – Class A (DBX). WNS, a business process outsourcing (BPO) firm, has been a thorn in the side of the Fund for a few quarters now and is worth a more detailed discussion. Its stock has fallen victim to the narrative that AI will totally disrupt its business model. To make matters worse, it lost a major customer during the quarter, which is a very rare occurrence given how integrated they become with their customers. While we are believers in the enormous potential for companies adopting AI, we think that the market’s punishment of WNS stock is misplaced. Our view is that firms like WNS will also adopt these artificial intelligence (AI) solutions and integrate them into their client service models. We think this is a much cheaper and more efficient solutions for clients than terminating the relationship and suddenly in-sourcing these non-core functions that have long been outsourced. Indeed, this is how prior technology cycles have played out in the BPO industry. Although these AI solutions might create more pricing pressure for the outsourcers, we believe there will also be some offset from lower labor costs. Finally, and most importantly, the company is not seeing any evidence of client churn related to AI solutions. The stock trades for less than a 12x price-to-earnings ratio, has net cash on the balance sheet, has historically experienced revenue growth in a range of 10-15%, and the company is buying back shares.

We purchased one new holding during the quarter – The Simply Good Foods Company (SMPL). Simply Good Foods is a branded food wholesaler focused on the niche healthy snacking category. It owns two brands: Qwest and Atkins. The healthy snacking category has historically grown faster than most food categories through increased consumer adoption and shelf space. However, the recent emergence the GLP-1 drugs has created concerns that health-related snacks won’t be as popular going forward, driving a decline in the company’s valuation at the same time as the legacy Atkins brand has had disappointing results. However, the flagship Qwest brand continues to grow nicely, and the company has managed margins and profitability well – using its ample cash flow to pay down debt.

The Fund ended the quarter nearly fully invested, and we remain confident in the outlook for the remainder of the year. Despite the stellar performance of many blue-chip large cap stocks, many of the stocks we follow are trading at some of their most

Intrepid Small Cap Fund

attractive levels in years. While many investors seem preoccupied with how many times the Fed might cut rates this year, we will continue to focus on quality small cap businesses that get left behind in the excitement.

Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Small Cap Fund	Intrepid Small Cap Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company. Please read it carefully before investing. A hard copy of the prospectus can be requested by calling 866-996-FUND (3863).

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. You cannot invest directly in an index. The MSCI USA Momentum Index is designed to represent the performance of a strategy that seeks higher exposure to a momentum factor.

Tracking error is the divergence between the price behavior of a position or a portfolio and the price behavior of a benchmark.

Active share is a measure of the difference between a portfolio’s holdings and its benchmark index.

The price-to-earnings (P/E) ratio measures a company’s share price relative to its earnings per share.

Revenue growth refers to an increase in revenue over a period of time. Revenue or earnings growth is not a measure of future performance.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security. The fund does not directly invest in Bitcoin or other cryptocurrencies. Cryptocurrencies are a relatively new asset class and are subject to unique and substantial risks.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

April 1, 2024

Mark F. Travis, President/C.E.O.	Hunter Hayes, CFA
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

PERFORMANCE

	Total Return as of March 31, 2024
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Income Fund – Inst.^	8/16/10	2.63%	2.63%	11.90%
Bloomberg USGov/Cred 1-5Y		0.14%	0.14%	3.16%
Bloomberg US Agg Bond Index		-0.78%	-0.78%	1.70%
ICE BofAML US Corporate Index		-0.09%	-0.09%	4.68%
ICE BofAML High Yield Index		1.49%	1.49%	11.00%

	Average Annualized Total Returns
	as of March 31, 2024
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Income Fund – Inst.^	5.21%	6.16%	4.16%	4.43%
Bloomberg USGov/Cred 1-5Y	-0.38%	1.24%	1.40%	2.32%
Bloomberg US Agg Bond Index	-2.46%	0.36%	1.54%	3.00%
ICE BofAML US Corporate Index	-1.71%	1.61%	2.67%	4.18%
ICE BofAML High Yield Index	2.20%	4.02%	4.36%	6.13%

^
Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 (Since Inception) reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Effective January 31, 2014, the Investor Class shares of the Fund were closed, and any outstanding Investor Class shares were converted into Institutional Class shares.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Intrepid Income Fund

Per the Prospectus dated January 31, 2024, the annual operating expense (gross) for the Intrepid Income Fund-Institutional Share Class is 1.04%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2025 such that total operating expense (net) for the Income Fund-Institutional Share Class is 1.01%. The Income Fund may have Net Expense higher than the expense cap as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Income Fund-Institutional Class is 1.01%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

30-Day Subsidized SEC Yield: 7.87%; 30-Day Unsubsidized SEC Yield: 7.87%

April 1, 2024

Dear Fellow Shareholders,

Despite only being three months into 2024, reviewing the market’s expectations at the end of 2023 provides a good example of how quickly a narrative can change.

Last quarter, following a surprise pivot in the Federal Reserve’s rhetoric, markets began to price in the start of an imminent (and aggressive) rate cut cycle. Credit and Treasury markets rose sharply during the period as investors positioned for an implied six interest rate reductions by the Fed during the upcoming year.

While the Federal Reserve remains supportive and continues to signal its desire to cut rates as soon as it’s justifiable, the macroeconomic data around GDP, labor, and inflation remains strong enough to keep pushing out the market’s expectations of when these rate cuts may start. This strength shifted market expectations from six cuts beginning in March/April to just three cuts beginning in June/July.

This change in expectations drove a much more lackluster quarter for fixed income markets than in Q4 2023. Treasury yields rose and, correspondingly, their prices fell. In addition, the Bloomberg US Aggregate Index – consisting of an extremely broad mix of government securities and investment grade corporate bonds – had a negative return during the quarter.

While we do have internal views on what could happen to interest rates

Top Ten Holdings	(% of Net Assets)
Valvoline, Inc., 02/15/2030, 4.250%	3.9%
Cimpress PLC., 06/15/2026, 7.000%	3.4%
Equitrans Midstream Corp.
9.75% Preferred Stock	3.2%
Turning Point Brands, Inc., 02/15/2026, 5.625%	3.1%
Abercrombie & Fitch., 07/15/2025, 8.750%	2.9%
WildBrain Ltd., 09/30/2024, 5.875%	2.8%
Conduent Services LLC, 11/01/2029, 6.000%	2.6%
Opnet S.P.A FRM., 02/09/2026, 10.925%	2.6%
ANGI Group LLC, 08/15/2028, 3.875%	2.5%
Kehe Distributors LLC, 02/15/2029, 9.000%	2.4%

Top ten holdings are as of March 31, 2024. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Intrepid Income Fund

versus expectations from here, they remain more of a professional curiosity than particularly important to our investment process and portfolio positioning. We are happy to share our views when relevant – in last quarter’s commentary, we did express that six rate cuts in 2024 seemed very unrealistic given recent economic strength. For now, it looks like we got that one right! However, we also realize that things can change again and in three months that view could end up being very wrong.

Our point is this: while interest rate movements can be key to returns in the fixed income market, we believe trying to predict them accurately is a fool’s errand. We know we will be wrong just as often (or more!) than we will be right.

That is one of the reasons the Fund has historically focused on opportunities in the short duration segment of the credit market. We believe doing so gives us two inherent advantages:

1)	Our returns are much less sensitive to interest rate fluctuations, and thus we don’t have to spend time or heartburn making interest rate predictions.

2)
A short duration focus means the Fund constantly has holdings being called or maturing, giving us a steady stream of cash to redeploy which we believe makes us structurally well-positioned to take advantage of any dislocations in the credit markets.

There is one more important implication of this short duration focus and “agnostic” approach to interest rates – it means we care deeply about and spend almost all of our energy thinking about credit risk.

On the topic of credit risk – a common way to assess the degree of credit risk in the market is to study the level of credit spreads. We focus specifically on high yield credit spreads. High yield credit spreads are simply the difference in the yield between the high yield market and the risk-free return on US Government Treasury notes. We typically use the yield on the 10-Year US Treasury note when calculating credit spreads.

The chart on the following page shows where high yield credit spreads stand today versus the past 20 years. Over that time period, the average high yield credit spread, or excess yield over a 10-year Treasury note for these riskier bonds, has been 467 basis points (or 4.67%).

At the end of this most recent quarter, high yield credit spreads were noticeably lower than this twenty-year average at 355 basis points (3.55%) and near the bottom of their historical range. As such, a common refrain we hear from market participants today is that investors are getting paid a much smaller premium they have in the past to take on credit risk.

Intrepid Income Fund

We mostly agree – we’d certainly prefer spreads to be higher and compensate the Fund better for its credit risk. However, we think the more important questions to discuss are:

•	How do spreads impact portfolio positioning?

•	In a world of tighter credit spreads, how are we looking for opportunities that do adequately compensate us for credit risk?

Portfolio Positioning & Current Pockets of Value
The yield-to-worst (YTW) of the Fund declined from 9.4% at the end of calendar 2023 to 9.1% this quarter, despite the YTW of the high yield index rising slightly to 7.8% from 7.7%. While we continue to keep duration short and interest rate risk low, it can also be implied by the relative decline in the Fund’s YTW this quarter that we have actively reduced credit risk in the Portfolio in response to the lower credit spreads the market is offering. This continues our effort from the prior quarter, when we sold some of our riskier holdings to take advantage of a sharply rising market.

As a guiding principle, we think it is prudent to consider taking on more credit risk during periods when the market is compensating us better for it in the form of higher credit spreads. Likewise, we have a bias toward reducing credit risk during periods when spreads are tighter like they are today. In other words, buying high and selling low.

However, that doesn’t mean the market isn’t offering up any attractive opportunities. Here is how we are approaching the problem of finding those opportunities despite the tight credit spread environment.

Intrepid Income Fund

First, we believe the Fund’s historic focus on i) smaller sized bond and loan issues and ii) unrated credits naturally create a more fertile hunting ground for opportunities to get paid more than adequately for the associated credit risk. We believe this is the case because these qualities restrict the ability and willingness of many investors to research and allocate to these credits, creating structural inefficiencies for those willing to manage their less liquid nature and do deep credit work without relying on a rating agency’s stamp of approval. We view this category of credits as evergreen opportunities.

There are also pockets of opportunity that present themselves periodically. Fortunately, our short duration focus generates a steady stream of called/matured holdings to be redeployed, allowing us to quickly allocate to these timely opportunities. As an example, we were quick to take advantage of dislocations in the busted convertible debt market after equity prices fell precipitously once news of the COVID-19 pandemic started to roil markets. At the end of the second quarter of 2020, convertible debt represented roughly 25% of the Income Fund’s holdings. By contrast, convertible debt represents around 5% of the Fund today as we are finding fewer compelling opportunities in this corner of the market.

Similar to the opportunity to tilt the Portfolio to busted convertibles previously, today we are finding value in the new issue market.

New issues are simply bonds that are being issued for the first time. Historically, the Fund has had minimal participation in new issues as we did not think it offered much value. During the low interest rate environment of the last 15 years, investors were comfortable funding new bond issues with low coupons, extended maturities, and weak or almost nonexistent covenants. As a result, we were comfortable staying on the sidelines and turned our attention to more fruitful niches.

However, over the past 12-18 months, rising interest rates and a decrease in recoveries on corporate defaults have forced investors to demand higher coupons and tighter covenants from companies – making these new issues structurally more attractive than they have been in many years. While we are far from saying every new high yield bond issue is worth looking at, we are finding it an interesting opportunity set to dig through for the first time in a long time.

Where we have found the most interesting opportunities is the small subset of new issues that fit the criteria of 1) we know the company or industry very well already; 2) they are either new to the high yield market or extremely underfollowed by high yield investors; 3) they are offering attractive terms with regard to yield, maturity, and covenants.

As a result, despite being essentially a non-entity in the new issue market historically, the Fund ended Q1 with approximately 7% of its holdings in bonds that were issued during the quarter. In addition, almost 20% of the Fund’s holdings are in securities that were issued since the start of 2023. While we don’t have the historical

Intrepid Income Fund

statistics to confirm, we strongly suspect this is a record high and is representative of the relative attractiveness with which we view securities issued recently versus those that have been outstanding for longer and were issued during a period of more lax underwriting standards.

Finally, in addition to looking for attractive pockets of opportunity in the market, we try to take a balanced view on credit spreads. While tighter credit spreads do justify a more cautious approach to portfolio positioning, we acknowledge that if aggressive rate cuts do come later this year that it could solve the “tight” spread issue organically should Treasuries rally to a greater degree than high yield bonds. While high yield bonds may underperform Treasuries in that scenario on a relative basis, it would still be a positive outcome for the high yield asset class in absolute terms.

Of course, the opposite could happen and credit spreads could widen due to bond yields rising, causing a rout of the high yield market. Or spreads could tighten from here! This discussion is circular and ties back to the above – interest rates are very difficult to predict. Thus, we remain highly focused on finding unique opportunities that adequately compensate for the assessed level of credit risk on an absolute basis, while being mindful of how credit risk is being priced holistically in the market relative to risk-free assets and doing our best not to get distracted by the constantly changing narratives in interest rates.

Performance
The Fund had a strong quarter, returning +2.63% during calendar Q1 2023. This compared very favorably to:

•	Shorter duration indices. The Bloomberg US Gov/Credit 1-5 Year Index returned +0.14%.

•	The bond market as a whole. The Bloomberg US Aggregate Bond Index returned -0.78%.

•	Investment grade bonds. The ICE BoA US Corporate Index returned -0.09%.

•	High yield bonds. The ICE BoA US High Yield Index returned +1.49%.

We attribute the Fund’s broad outperformance this quarter to a combination of its short duration positioning as yields rose, combined with circumspect credit underwriting that avoided any outsized losses on individual positions. While the Fund did have some bonds that appreciated on strong results or improving expectations, it can be said this quarter’s success was more due to avoidance of mistakes and letting its high current yield accrue versus large contributions from a few select “winners.” This is consistent with our actions taken to reduce our riskier positions last quarter and incrementally reduce credit risk further during Q1.

Intrepid Income Fund

Closing
To summarize the discussion above, the Fund can be characterized as defensively positioned with regard to both interest rate and credit risk. However, with a yield-to-worst of 9.1%, we believe this lower-risk positioning still offers an attractive risk/reward profile to investors.

Despite tighter credit spreads, we continue to think there is a tremendous opportunity for fixed income investors to earn equity-like returns in short duration high yield without taking on equity-like risk. While credit spreads – a measure of relative valuation – are low, absolute yields are attractive. Again, we don’t make interest rate predictions, but with a current yield of 8.2% and a short duration profile (modified duration of 2.2 years), the Fund is positioned to generate an attractive income stream while remaining well-positioned to take advantage of any adverse fluctuations in bond prices.

Whatever happens in the future, we remain focused not on trying to predict it – but on finding idiosyncratic, short duration credits that offer attractive risk/reward prospects and the ability to reinvest called and matured proceeds into future opportunities as they emerge.

Until then, we will remain steadfast in our focus on the small issue size and unrated bond niches, while working to find other corners of the credit market that are temporarily offering up attractive opportunities. We believe continuing to emphasize our diligent credit underwriting philosophy will provide attractive risk-adjusted returns to Fund shareholders while protecting them should there be a return to credit market volatility in 2024.

Towards the end of March, the Fund surpassed $500 million in assets under management. This is a major milestone, and we are grateful for our shareholders who supported us to make it happen. We believe that our increased scale will allow us to enjoy better trading execution, improved resources, and more ability to access the primary markets that we discussed above.

On a personnel note, we are happy to announce the Fund has added two new co-portfolio managers: Matt Parker and Joe Van Cavage. Matt and Joe are long-time employees and Investment Team members of Intrepid and have been key contributors to the Fund’s success to date. While we are excited to announce these new titles, you should expect no change to the day-to-day management or overall strategy of the Fund.

We are also pleased to announce that Hunter Hayes has been named Chief Investment Officer of Intrepid Capital Management, Inc. He will continue to serve with Mark Travis, Intrepid’s co-founder and president, as co-portfolio manager of the Income Fund, alongside Joe and Matt.

At Intrepid, we have always believed in the value of a small, nimble, and tight-knit team with a bottom-up, generalist approach towards allocating capital. We believe

Intrepid Income Fund

that these title changes reflect the collective approach we take towards portfolio management and highlight what is a key differentiator between us and many other investment managers that espouse a more hierarchal structure.

Thank you again for your trust and investment. If there is anything you would like to discuss, please do not hesitate to reach out.

Sincerely,

Hunter Hayes	Mark F. Travis, President
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

This material must be preceded or accompanied by a prospectus. The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company. Please read it carefully before investing. A hard copy of the prospectus can be requested by calling 866-996-FUND (3863).

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Bloomberg U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P. ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final

Intrepid Income Fund

maturity. The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.

The 30-day SEC yield calculation is an annualized measure of the respective fund’s dividend and interest payments for the last 30 days, less the respective fund expenses. The 30-day subsidized SEC yield reflects fee waivers and/or expense reimbursements during the period. The 30-Day unsubsidized SEC yield reflects what a fund’s 30-Day SEC yield would have been had no fee waivers or expense reimbursement been in place over the period.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

A high-yield bond is a high paying bond with lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds. Bonds in high yield indices tend to be less liquid and more volatile than U.S. Treasuries. Corporate bonds come with significant credit risks and, although sometimes secured by collateral, do not have any guarantee of principal repayment. U.S. Treasury Bonds are long-term government debt securities with a maturity of more than 10 years. They are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Government. Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Call is an option contract that gives the holder the right to buy a certain quantity of an underlying security from the writer of the option, at a specified price up to a specified date.

Yield-to-worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

Free cash flow, or cash flow, represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Basis point is a standard financial measure for interest rates. One basis point equals 1/100th of 1%.

Current yield is the annual income (interest or dividends) divided by the current price of the security.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2024 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2023 through March 31, 2024.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2024 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2023 -
	October 1, 2023	March 31, 2024	March 31, 2024
Actual	$1,000.00	$1,129.40	$6.97
Hypothetical (5% return
before expenses)	1,000.00	1,018.45	6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2023 -
	October 1, 2023	March 31, 2024	March 31, 2024
Actual	$1,000.00	$1,130.70	$6.07
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2023 -
	October 1, 2023	March 31, 2024	March 31, 2024
Actual	$1,000.00	$1,103.70	$6.84
Hypothetical (5% return
before expenses)	1,000.00	1,018.50	6.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2024 (Unaudited)

INTREPID SMALL CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2023 -
	October 1, 2023	March 31, 2024	March 31, 2024
Actual	$1,000.00	$1,104.30	$6.05
Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2023 -
	October 1, 2023	March 31, 2024	March 31, 2024
Actual	$1,000.00	$1,070.90	$4.81
Hypothetical (5% return
before expenses)	1,000.00	1,020.35	4.70

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2024 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$28,267,750
Corporate Bonds	10,715,196
Bank Loans	2,693,402
Short-Term Investment	2,481,846
Preferred Stock	1,938,956
Cash*	99,467
Convertible Bonds	62,466
Warrants	23,244
$46,282,327

*  Cash, cash equivalents and other assets less liabilities

Country Exposure	% of Long-Term Investments
United States	82%
Canada	5%
Switzerland	4%
Mexico	3%
Luxembourg	2%
Ireland	2%
Jersey	2%

Intrepid Small Cap Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2024 (Unaudited)

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Industrials	$11,462,769
Consumer Discretionary	7,158,860
Financials	6,744,241
Consumer Staples	5,677,877
Information Technology	4,446,021
Mutual Fund ETF	3,742,642
Real Estate	2,860,073
Communication Services	1,938,322
Energy	1,731,659
Short-Term Investment	527,520
Cash*	166,030
$46,456,014

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*  Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Small Cap Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2024 (Unaudited) (continued)

Country Exposure	% of Long-Term Investments
United States	79%
Cayman Islands	9%
Mexico	5%
Jersey	5%
United Kingdom	2%

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2024 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$394,152,957
Bank Loans	51,603,575
Short-Term Investment	23,083,613
Convertible Bonds	20,637,491
Preferred Stock	22,658,413
Common Stock	7,185,303
Forwards	85,717
Warrants	583
Cash*	(12,034,973)
$507,372,679

*  Cash, cash equivalents and other assets less liabilities.

Country Exposure	% of Long-Term Investments
United States	84%
Canada	6%
Ireland	3%
Italy	3%
Cayman Islands	2%
Luxembourg	2%

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2024 (Unaudited)

COMMON STOCKS - 61.0%	Shares	Value
Capital Goods - 6.4%
Acuity Brands, Inc.	5,286	$1,420,507
Watsco, Inc.	3,521	1,520,966
		2,941,473
Commercial & Professional Services - 6.8%
Atento SA(a)(b)	96,558,308	434,512
Copart, Inc.(b)	34,852	2,018,628
WNS Holdings Ltd.(b)	13,857	700,194
		3,153,334
Consumer Discretionary Distribution & Retail - 3.8%
TJX Cos., Inc.	17,307	1,755,276

Consumer Durables & Apparel - 5.7%
Garmin Ltd.	10,898	1,622,385
Polaris, Inc.	9,953	996,494
		2,618,879
Consumer Staples Distribution & Retail - 1.1%
Dollar General Corp.	3,275	511,097

Energy - 2.5%
Civitas Resources, Inc.	15,507	1,177,136

Financial Services - 9.1%
Berkshire Hathaway, Inc. - Class B(b)	4,615	1,940,700
Jefferies Financial Group, Inc.	30,888	1,362,161
Sprott, Inc.	24,961	922,559
		4,225,420
Food, Beverage & Tobacco - 3.1%
Becle SAB de CV	617,272	1,451,051

Insurance - 4.7%
Markel Group, Inc.(b)	640	973,747
W R Berkley Corp.	13,833	1,223,391
		2,197,138

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

COMMON STOCKS - 61.0% (continued)	Shares	Value
Media & Entertainment - 9.8%
Alphabet, Inc. - Class A(b)	10,924	$1,648,759
Live Nation Entertainment, Inc.(b)	13,308	1,407,587
Take-Two Interactive Software, Inc.(b)	9,872	1,465,893
		4,522,239
Real Estate Management & Development - 3.9%
FRP Holdings, Inc.(b)	29,429	1,806,941

Software & Services - 4.1%
Accenture PLC - Class A	2,403	832,904
Dropbox, Inc. - Class A(b)	44,233	1,074,862
		1,907,766
TOTAL COMMON STOCKS (Cost $17,922,673)		28,267,750

CORPORATE BONDS - 23.2%	Par
Commercial & Professional Services - 2.5%
Atento Luxco 1 SA
20.00% (20.00% PIK), 05/17/2025(a)(c)	$710,608	710,608
20.00% (20.00% PIK), 08/17/2025(a)(c)	437,225	437,225
		1,147,833
Consumer Discretionary Distribution & Retail - 3.6%
Foot Locker, Inc., 4.00%, 10/01/2029(c)	750,000	631,966
Valvoline, Inc., 4.25%, 02/15/2030(c)	1,000,000	998,536
		1,630,502
Consumer Durables & Apparel - 3.0%
Vista Outdoor, Inc., 4.50%, 03/15/2029(c)	1,400,000	1,402,430

Consumer Services - 2.5%
Brinker International, Inc., 8.25%, 07/15/2030(c)	500,000	527,233
Nathan’s Famous, Inc., 6.63%, 11/01/2025(c)	635,000	635,491
		1,162,724
Financial Services - 0.1%
Oppenheimer Holdings, Inc., 5.50%, 10/01/2025	66,000	64,931

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

CORPORATE BONDS - 23.2% (continued)	Par	Value
Food, Beverage & Tobacco - 2.3%
Turning Point Brands, Inc., 5.63%, 02/15/2026(c)	$1,064,000	$1,046,927

Media & Entertainment - 2.0%
Gray Television, Inc., 5.38%, 11/15/2031(c)	500,000	328,422
Skillz, Inc., 10.25%, 12/15/2026(c)	706,000	595,946
		924,368
Pharmaceuticals, Biotechnology & Life Sciences - 3.1%
Celgene Corp., 3.90%, 02/20/2028	23,000	22,355
Trulieve Cannabis Corp., 8.00%, 10/06/2026	1,500,000	1,434,188
		1,456,543
Telecommunication Services - 2.0%
Cincinnati Bell Telephone Co. LLC,
6.30%, 12/01/2028	1,000,000	914,075

Utilities - 2.1%
IEA Energy Services LLC, 6.63%, 08/15/2029(c)	1,000,000	964,863
TOTAL CORPORATE BONDS (Cost $10,210,711)		10,715,196

BANK LOANS - 5.8%
Health Care Equipment & Services - 3.6%
Gage Growth Corp. First Lien,
14.50%, 11/01/2024	730,283	728,019
Shryne Group, Inc., 17.00%, 05/26/2026	752,742	744,613
VCP23, LLC, 7.00%, 04/30/2024	237,000	225,150
		1,697,782
Pharmaceuticals, Biotechnology & Life Sciences - 2.2%
Verano Holdings Corp., 15.00%, 10/30/2026	995,620	995,620
TOTAL BANK LOANS (Cost $2,703,356)		2,693,402

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

CONVERTIBLE PREFERRED STOCKS - 2.4%	Shares	Value
Energy - 2.4%
Equitrans Midstream Corp., Series A,
9.75% to 03/31/2024 then 3 mo. LIBOR US +
8.15%, Perpetual	50,000	$1,123,419
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,100,000)		1,123,419

PREFERRED STOCKS - 1.8%
Commercial & Professional Services - 1.8%
Atento SA, 0.00%,(a)	815,537	815,537
TOTAL PREFERRED STOCKS (Cost $815,537)		815,537

CONVERTIBLE BONDS - 0.1%	Par
Financial Services - 0.1%
EZCORP, Inc., 2.88%, 07/01/2024	$56,000	62,466
TOTAL CONVERTIBLE BONDS (Cost $56,497)		62,466

WARRANTS - 0.1%	Contracts
Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
Cansortium Holdings LLC,
Expires 04/29/2025,
Exercise Price $1.20(b)	250,000	15,000
Green Thumb Industries, Inc.,
Expires 10/15/2026,
Exercise Price $30.00(b)	7,328	8,244
		23,244
TOTAL WARRANTS (Cost $0)		23,244

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 5.4%	Shares	Value
Money Market Funds - 5.4%
Invesco Treasury Portfolio -
Class Institutional, 5.24%(d)	2,481,846	$2,481,846
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,481,846)		2,481,846
TOTAL INVESTMENTS - 99.8%
(Cost $35,290,620)		46,182,860
Other Assets in Excess of Liabilities - 0.2%		99,467
TOTAL NET ASSETS - 100.0%		$46,282,327

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
PLC - Public Limited Company
SA - Sociedad Anónima
SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)
Fair value determined using significant unobservable inputs in accordance with fair value methodologies established and applied by the Adviser, acting as Valuation Designee. These securities represented $2,397,882 or 5.2% of net assets as of March 31, 2024.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $8,279,647 or 17.9% of the Fund’s net assets.

(d)	The rate shown represents the 7-day effective yield as of March 31, 2024.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2024 (Unaudited)

COMMON STOCKS - 86.7%	Shares	Value
Capital Goods - 12.5%
Acuity Brands, Inc.	5,856	$1,573,683
Armstrong World Industries, Inc.	9,522	1,182,823
Helios Technologies, Inc.	17,250	770,903
Park Aerospace Corp.	140,745	2,340,589
		5,867,998
Commercial & Professional Services - 12.1%
Conduent, Inc.(a)	391,528	1,323,365
Franklin Covey Co.(a)	54,928	2,156,473
WNS Holdings Ltd.(a)	41,855	2,114,933
		5,594,771
Consumer Discretionary Distribution & Retail - 5.9%
Valvoline, Inc.(a)	61,153	2,725,589

Consumer Durables & Apparel - 9.5%
Carter’s, Inc.	20,266	1,716,125
LGI Homes, Inc.(a)	8,095	942,015
Skechers USA, Inc. - Class A(a)	28,977	1,775,131
		4,433,271
Consumer Staples Distribution & Retail - 2.9%
BJ’s Wholesale Club Holdings, Inc.(a)	18,101	1,369,341

Energy - 3.7%
Civitas Resources, Inc.	22,812	1,731,659

Financial Services - 10.8%
Cboe Global Markets, Inc.	4,363	801,614
Jefferies Financial Group, Inc.	45,733	2,016,825
Pagseguro Digital Ltd. - Class A(a)	156,164	2,230,022
		5,048,461
Food, Beverage & Tobacco - 9.4%
Becle SAB de CV	1,071,395	2,518,579
Simply Good Foods Co.(a)	20,188	686,998
Vector Group Ltd.	100,635	1,102,959
		4,308,536

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

COMMON STOCKS - 86.7% (continued)	Shares	Value
Media & Entertainment - 4.2%
IAC, Inc.(a)	36,339	$1,938,322

Real Estate Management & Development - 6.2%
FRP Holdings, Inc.(a)	46,581	2,860,073

Software & Services - 5.7%
Dropbox, Inc. - Class A(a)	69,476	1,688,267
Keywords Studios PLC	60,764	998,545
		2,686,812
Technology Hardware & Equipment - 3.8%
Fabrinet(a)	9,307	1,759,209
TOTAL COMMON STOCKS (Cost $30,612,404)		40,324,042

EXCHANGE TRADED FUNDS - 8.1%(a)
AdvisorShares Pure US Cannabis ETF	142,403	1,425,454
iShares Gold Trust	55,158	2,317,188
		3,742,642
TOTAL EXCHANGE TRADED FUNDS
(Cost $2,801,970)		3,742,642

REAL ESTATE INVESTMENT TRUSTS - 3.7%
Financial Services - 3.7%
Chicago Atlantic Real Estate Finance, Inc.	107,532	1,695,780
TOTAL REAL ESTATE
INVESTMENT TRUSTS (Cost $1,630,185)		1,695,780

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 1.1%	Shares	Value
Money Market Funds - 1.1%
Invesco Treasury Portfolio -
Class Institutional, 5.24%(b)	527,520	$527,520
TOTAL SHORT-TERM INVESTMENTS
(Cost $527,520)		527,520
TOTAL INVESTMENTS - 99.6%
(Cost $35,572,079)		46,289,984
Other Assets in Excess of Liabilities - 0.4%		166,030
TOTAL NET ASSETS - 100.0%		$46,456,014

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company
SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
March 31, 2024 (Unaudited)

CORPORATE BONDS - 77.8%	Par	Value
Automobiles & Components - 0.0%(a)
Phinia, Inc., 6.75%, 04/15/2029(b)	$100,000	$101,084

Commercial & Professional Services - 7.7%
Atento Luxco 1 SA
20.00% (20.00% PIK), 05/17/2025(b)(c)	7,173,601	7,173,601
20.00% (20.00% PIK), 08/17/2025(b)(c)	3,046,454	3,046,454
Cimpress PLC, 7.00%, 06/15/2026	17,150,000	17,179,155
Deluxe Corp., 8.00%, 06/01/2029(b)	5,200,000	4,797,051
WASH Multifamily Acquisition, Inc.,
5.75%, 04/15/2026(b)	7,194,000	7,037,330
		39,233,591
Consumer Discretionary Distribution & Retail - 14.0%
Abercrombie & Fitch Management Co.,
8.75%, 07/15/2025(b)	14,447,000	14,620,725
American Greetings Corp., 8.75%, 04/15/2025(b)	11,214,000	11,232,223
Evergreen Acqco 1 LP, 9.75%, 04/26/2028(b)	2,673,000	2,875,263
Foot Locker, Inc., 4.00%, 10/01/2029(b)	7,550,000	6,361,790
Macy’s Retail Holdings LLC, 6.38%, 03/15/2037	4,000,000	3,741,750
QVC, Inc., 4.45%, 02/15/2025	7,241,000	7,023,877
Upbound Group, Inc., 6.38%, 02/15/2029(b)	5,142,000	4,996,711
Valvoline, Inc., 4.25%, 02/15/2030(b)	19,505,000	19,476,439
		70,328,778
Consumer Durables & Apparel - 1.3%
LGI Homes, Inc., 8.75%, 12/15/2028(b)	2,000,000	2,111,798
Vista Outdoor, Inc., 4.50%, 03/15/2029(b)	4,695,000	4,703,151
		6,814,949
Consumer Services - 6.8%
ANGI Group LLC, 3.88%, 08/15/2028(b)	14,303,000	12,435,735
Brinker International, Inc.
5.00%, 10/01/2024(b)	5,500,000	5,463,580
8.25%, 07/15/2030(b)	5,620,000	5,926,099
Las Vegas Sands Corp., 3.20%, 08/08/2024	4,741,000	4,691,486
Nathan’s Famous, Inc., 6.63%, 11/01/2025(b)	5,890,000	5,894,558
		34,411,458

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

CORPORATE BONDS - 77.8% (continued)	Par	Value
Consumer Staples Distribution & Retail - 3.0%
KeHE Distributors LLC, 9.00%, 02/15/2029(b)	$12,000,000	$12,181,416
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	3,600,000	2,994,506
		15,175,922
Energy - 8.3%
Alliance Resource Operating Partners LP,
7.50%, 05/01/2025(b)	4,772,000	4,757,711
Bristow Group, Inc., 6.88%, 03/01/2028(b)	9,040,000	8,858,876
CITGO Petroleum Corp., 8.38%, 01/15/2029(b)	3,499,000	3,679,237
CVR Energy, Inc., 8.50%, 01/15/2029(b)	1,500,000	1,520,998
Hess Corp., 3.50%, 07/15/2024	4,026,000	3,997,659
Matador Resources Co., 6.50%, 04/15/2032(b)	100,000	100,415
Permian Resources Operating LLC,
8.00%, 04/15/2027(b)	3,139,000	3,235,452
Prairie Acquiror LP, 9.00%, 08/01/2029(b)	250,000	257,544
Shelf Drilling Holdings Ltd., 9.63%, 04/15/2029(b)	3,200,000	3,095,002
Vantage Drilling International,
9.50%, 02/15/2028(b)	8,210,000	8,299,899
W&T Offshore, Inc., 11.75%, 02/01/2026(b)	4,294,000	4,466,606
		42,269,399
Equity Real Estate Investment Trusts (REITs) - 2.9%
Diversified Healthcare Trust
9.75%, 06/15/2025	7,000,000	7,012,852
0.00%, 01/15/2026(b)(d)	9,020,000	7,679,151
		14,692,003
Financial Services - 7.4%
AFC Gamma, Inc., 5.75%, 05/01/2027(b)	9,000,000	7,919,506
American Express Co., 2.50%, 07/30/2024	3,290,000	3,258,012
Enceladus Development Venture III LLC,
10.00%, 04/22/2024(b)(c)	5,000,000	3,200,000
FirstCash, Inc.
5.63%, 01/01/2030(b)	6,750,000	6,422,308
6.88%, 03/01/2032(b)	3,000,000	3,002,138
Rithm Capital Corp.
6.25%, 10/15/2025(b)	3,018,000	2,998,257
8.00%, 04/01/2029(b)	11,000,000	10,684,601
		37,484,822

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

CORPORATE BONDS - 77.8% (continued)		Par	Value
Food, Beverage & Tobacco - 6.9%
Turning Point Brands, Inc., 5.63%, 02/15/2026(b)		$15,710,000	$15,457,911
Vector Group Ltd.
10.50%, 11/01/2026(b)		8,760,000	8,832,007
5.75%, 02/01/2029(b)		11,650,000	10,805,020
			35,094,938
Health Care Equipment & Services - 0.6%
ProSomnus, Inc., 9.00%, 12/06/2025(e)		3,386,961	3,069,942

Materials - 2.6%
Algoma Steel, Inc., 9.13%, 04/15/2029(b)		4,500,000	4,539,375
Warrior Met Coal, Inc., 7.88%, 12/01/2028(b)		8,768,000	8,840,552
			13,379,927
Media & Entertainment - 4.9%
Gray Television, Inc.
7.00%, 05/15/2027(b)		9,000,000	8,387,214
5.38%, 11/15/2031(b)		12,000,000	7,882,129
Skillz, Inc., 10.25%, 12/15/2026(b)		10,000,000	8,441,158
			24,710,501
Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
Trulieve Cannabis Corp., 8.00%, 10/06/2026		10,575,000	10,111,022

Software & Services - 2.6%
Conduent Business Services LLC,
6.00%, 11/01/2029(b)		14,500,000	13,135,317

Telecommunication Services - 4.2%
Cincinnati Bell Telephone Co. LLC,
6.30%, 12/01/2028		8,730,000	7,979,875
Opnet S.P.A, 10.93%, 02/09/2026	EUR	12,000,000	13,027,155
			21,007,030
Transportation - 0.7%
Cargo Aircraft Management, Inc.,
4.75%, 02/01/2028(b)		3,700,000	3,348,561

Utilities - 1.9%
IEA Energy Services LLC, 6.63%, 08/15/2029(b)		10,140,000	9,783,715
TOTAL CORPORATE BONDS
(Cost $387,915,098)			394,152,959

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

BANK LOANS - 10.2%		Par	Value
Consumer Discretionary Distribution & Retail - 0.6%
Jill Acquisition LLC, Senior Secured First Lien,
13.48% (3 mo. SOFR US + 8.00%), 05/08/2028		$2,961,538	$2,970,793

Consumer Durables & Apparel - 2.4%
Peloton Interactive, Inc., Senior Secured First Lien,
12.48% (6 mo. SOFR US + 7.00%), 05/17/2027		11,894,231	11,983,496

Consumer Services - 0.0%(a)
Hilton Grand Vacations Borrower LLC,
Senior Secured First Lien, 8.08%
(1 mo. SOFR US + 2.75%), 01/17/2031		250,000	250,743

Health Care Equipment & Services - 5.2%
Devi Holdings, Inc., 13.00%, 05/08/2024(e)		4,594,027	4,594,027
Gage Growth Corp. First Lien,
14.50%, 11/01/2024		6,099,195	6,080,288
Shryne Group, Inc., 17.00%, 05/26/2026		8,799,412	8,704,378
VCP23, LLC, 7.00%, 04/30/2024		4,263,000	4,049,850
Youth Opportunity Investments LLC First Lien,
13.08%, 09/15/2026		3,000,000	3,000,000
			26,428,543
Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
Verano Holdings Corp., 15.00%, 10/30/2026		9,970,000	9,970,000
TOTAL BANK LOANS
(Cost $51,648,306)			51,603,575

CONVERTIBLE BONDS - 4.0%
Capital Goods - 0.0%(a)
Lightning eMotors, Inc., 7.50%, 05/15/2024(b)		1,900,000	76,000

Consumer Durables & Apparel - 0.3%
Peloton Interactive, Inc., 0.00%, 02/15/2026(d)		1,955,000	1,656,668

Food, Beverage & Tobacco - 0.6%
Turning Point Brands, Inc., 2.50%, 07/15/2024		3,000,000	2,947,523

Media & Entertainment - 2.8%
WildBrain Ltd., 5.88%, 09/30/2024(b)	CAD	20,258,000	14,357,299

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

CONVERTIBLE BONDS - 4.0% (continued)	Par	Value
Pharmaceuticals, Biotechnology & Life Sciences - 0.3%
Cannabist Co. Holdings, Inc.,
9.00%, 03/19/2027(b)	$2,000,000	$1,600,000
TOTAL CONVERTIBLE BONDS
(Cost $22,842,474)		20,637,490

CONVERTIBLE PREFERRED STOCKS - 3.2%	Shares
Energy - 3.2%
Equitrans Midstream Corp., Series A,
9.75% to 03/31/2024 then 3 mo.
LIBOR US + 8.15%, Perpetual	725,000	16,289,576
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $15,975,000)		16,289,576

PREFERRED STOCKS - 1.3%
Commercial & Professional Services - 1.1%
Atento SA, 0.00%,(c)	5,587,837	5,587,837

Health Care Equipment & Services - 0.2%
ProSomnus, Inc., 0.00%,	781	781,000
TOTAL PREFERRED STOCKS
(Cost $6,368,837)		6,368,837

REAL ESTATE INVESTMENT TRUSTS - 0.8%
Financial Services - 0.8%
Chicago Atlantic Real Estate Finance, Inc.	266,503	4,202,752
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,197,422)		4,202,752

COMMON STOCKS - 0.6%
Commercial & Professional Services - 0.6%
Atento SA(c)(f)	661,412,762	2,976,357

Health Care Equipment & Services - 0.0%(a)
ProSomnus, Inc.(f)	10,884	6,193
TOTAL COMMON STOCKS (Cost $3,718,887)		2,982,550

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2024 (Unaudited)

WARRANTS - 0.0%(a)	Contracts	Value
Health Care Equipment & Services - 0.0%(a)
ProSomnus, Inc.,
Expires 04/20/2028,
Exercise Price $11.50(f)	33,919	$583
TOTAL WARRANTS (Cost $0)		583

SHORT-TERM INVESTMENTS - 4.5%	Shares
Money Market Funds - 4.5%
Invesco Treasury Portfolio -
Class Institutional, 5.24%(g)	23,083,613	23,083,613
TOTAL SHORT-TERM INVESTMENTS
(Cost $23,083,613)		23,083,613
TOTAL INVESTMENTS - 102.4%
(Cost $515,749,637)		519,321,935
Liabilities in Excess of Other Assets - (2.4)%		(11,949,256)
TOTAL NET ASSETS - 100.0%		$507,372,679

Percentages are stated as a percent of net assets.

Par amount is in USD unless otherwise indicated.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
PLC - Public Limited Company
SA - Sociedad Anónima
SOFR - Secured Overnight Financing Rate
CAD - Canadian Dollar
EUR - Euro

(a)	Represents less than 0.05% of net assets.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $329,093,473 or 64.9% of the Fund’s net assets.

(c)
Fair value determined using significant unobservable inputs in accordance with fair value methodologies established and applied by the Adviser, acting as Valuation Designee. These securities represented $21,984,249 or 4.3% of net assets as of March 31, 2024.

(d)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(e)	Issuer is currently in default.
(f)	Non-income producing security.
(g)	The rate shown represents the 7-day effective yield as of March 31, 2024.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2024 (Unaudited)

				Value/Unrealized
Settlement	Currency	Currency		Appreciation
Date	Purchased	Sold	Counterparty	(Depreciation)
04/01/2024	USD 15,327,957	CAD 20,748,655	State Street Bank & Trust Co.	$9,318
07/01/2024	USD 13,402,604	EUR 12,334,328	State Street Bank & Trust Co.	43,117
				$52,435

CAD - Canadian Dollar
EUR - Euro
USD - United States Dollar

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2024 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
ASSETS:
Investments, at value(1)	$46,182,860	$46,289,984	$519,321,935
Foreign Currency, at value(2)	—	—	439,318
Income receivable	353,481	53,365	8,871,129
Receivable for fund shares sold	45,586	11,150	1,470,453
Receivable for investments sold	—	157,457	796,452
Cash	7,955	16,213	32,130
Appreciation on forward currency contracts	—	—	85,716
Other assets	28,004	20,828	76,728
Total assets	46,617,886	46,548,997	531,093,861
LIABILITIES:
Payable for fund shares redeemed	215,755	11,742	1,715,778
Payable for Loans	—	—	—
Payable for investment securities purchased	24,256	—	21,248,959
Depreciation on forward currency contracts	—	—	—
Payable for foreign currencies purchased	—	—	14,715
Payable to Investment Adviser	14,205	10,246	313,654
Payable to Trustees	1,063	787	—
Payable to Custodian	2,904	2,347	6,159
Distribution payable	18,602	—	295,136
Accrued distribution fees	3,011	10,925	—
Other expenses payable	55,763	56,936	126,781
Total liabilities	335,559	92,983	23,721,182
Total net assets	$46,282,327	$46,456,014	$507,372,679
NET ASSETS CONSIST OF:
Capital stock	$56,004,756	$38,501,614	$530,711,712
Total distributable earnings	(9,722,429)	7,954,400	(23,339,033)
Total net assets	$46,282,327	$46,456,014	$507,372,679
Investor Class
Net assets	$12,119,547	$27,717,644	$—
Shares outstanding	1,025,076	1,680,204	—
Institutional Class
Net assets	$34,162,780	$18,738,370	$507,372,679
Shares outstanding	2,875,700	1,099,028	56,998,572
Total shares outstanding (unlimited
shares of no par value authorized)	3,900,776	2,779,232	56,998,572
Investor Class Net asset value, offering
and redemption price per share(3)	$11.82	$16.50	$—
Institutional Class Net asset value, offering
and redemption price per share(3)	$11.88	$17.05	$8.90
(1) Cost of Investments	$35,290,620	$35,572,079	$515,749,637
(2) Cost of Foreign Securities	$—	$—	$439,318
(3) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2024 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$187,463	$347,318	$683,713
Interest income	932,030	55,350	19,924,630
Total investment income	1,119,493	402,668	20,608,343
Advisory fees (See Note 3)	219,878	229,423	1,559,409
Administration fees	38,827	39,504	180,251
Fund accounting fees	33,896	32,796	70,019
Shareholder servicing fees and expenses	29,313	31,976	77,918
Audit fees	25,239	25,396	29,769
Federal and state registration	19,823	18,478	19,613
Legal fees	10,304	9,946	18,290
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	10,283	34,070	—
Custody fees	6,280	4,714	15,931
Trustees fees and expenses	4,734	4,555	33,063
Miscellaneous	2,195	3,652	8,429
Reports to shareholders	1,994	2,752	8,965
Insurance	1,105	1,471	8,237
Interest fees	82	—	2,561
Total expenses before Adviser waiver	403,953	438,733	2,032,455
Expenses waived by Adviser (See Note 3)	(140,538)	(153,455)	(101,873)
Total net expenses	263,415	285,278	1,930,582
Net investment income	856,078	117,390	18,677,761
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	(530,858)	588,309	(8,709,740)
Forward currency contracts	—	—	364,238
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	5,090,856	3,774,056	18,418,917
Forward currency contracts	—	—	(522,535)
Net realized and unrealized gain	4,559,998	4,362,365	9,550,880
Net increase in net assets
resulting from operations	$5,416,076	$4,479,755	$28,228,641

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended
	March 31, 2024	Year Ended
	(Unaudited)	September 30, 2023
OPERATIONS:
Net investment income	$856,078	$1,953,378
Net realized gain(loss) on investments
and foreign currency translation	(530,858)	120,068
Net change in unrealized appreciation	5,090,856	3,303,520
Net increase in assets resulting from operations	5,416,076	5,376,966

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(221,335)	(555,689)
Net dividends and distributions
to shareholders - Institutional Class	(649,993)	(1,347,715)
Total dividends and distributions	(871,328)	(1,903,404)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	361,751	240,414
Proceeds from shares sold - Institutional Class	2,413,716	5,570,088
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	206,440	519,669
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	645,392	1,307,988
Cost of shares redeemed - Investor Class(1)	(1,415,780)	(4,403,811)
Cost of shares redeemed - Institutional Class(2)	(3,440,052)	(7,068,706)
Net decrease in net assets
from capital share transactions	(1,228,533)	(3,834,358)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	$3,316,215	$(360,796)

NET ASSETS:
Beginning of Period	42,966,112	43,326,908
End of Period	$46,282,327	$42,966,112

(1)	Net of redemption fees of $0 and $0, respectively.
(2)	Net of redemption fees of $168 and $0, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended
	March 31, 2024	Year Ended
	(Unaudited)	September 30, 2023
OPERATIONS:
Net investment income gain	$117,390	$468,877
Net realized gain on investments
and foreign currency translation	588,309	1,671,635
Net change in unrealized appreciation	3,774,056	4,725,453
Net increase in assets resulting from operations	4,479,755	6,865,965

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(227,570)	—
Net dividends and distributions
to shareholders - Institutional Class	(192,875)	—
Total dividends and distributions	(420,445)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	154,624	377,289
Proceeds from shares sold - Institutional Class	153,971	484,685
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	222,190	—
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	179,161	—
Cost of shares redeemed - Investor Class(1)	(2,979,220)	(6,093,346)
Cost of shares redeemed - Institutional Class(2)	(3,127,508)	(7,032,844)
Net decrease in net assets
from capital share transactions	(5,396,782)	(12,264,216)

TOTAL DECREASE IN NET ASSETS	(1,337,472)	(5,398,251)

NET ASSETS:
Beginning of Period	47,793,486	53,191,737
End of Period	$46,456,014	$47,793,486

(1)	Net of redemption fees of $0 and $0, respectively.
(2)	Net of redemption fees of $637 and $0, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended
	March 31, 2024	Year Ended
	(Unaudited)	September 30, 2023
OPERATIONS:
Net investment income	$18,677,761	$29,234,098
Net realized loss on investments
and foreign currency translation	(8,345,502)	(10,273,191)
Net change in unrealized appreciation	17,896,382	5,680,946
Net increase in assets resulting from operations	28,228,641	24,641,853

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(18,503,829)	(29,246,444)
Total dividends and distributions	(18,503,829)	(29,246,444)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	179,613,522	163,037,364
Proceeds from shares issued to holders
in reinvestment of dividends	16,997,929	27,315,201
Cost of shares redeemed(1)	(58,052,351)	(103,613,529)
Net increase in net assets
from capital share transactions	138,559,100	86,739,036

TOTAL INCREASE IN NET ASSETS	148,283,912	82,134,445

NET ASSETS:
Beginning of Period	359,088,767	276,954,322
End of Period	$507,372,679	$359,088,767

(1)	Net of redemption fees of $20,772 and $10,534, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021	2020	2019
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.66		$9.88	$11.69	$9.58	$10.28	$11.64
OPERATIONS:
Net investment income(1)(2)	0.21		0.46	0.25	0.16	0.11	0.24
Net realized and unrealized
gain (loss) on
investment securities	1.17		0.78	(1.80)	2.16	(0.31)	(1.21)
Total from operations(3)	1.38		1.24	(1.55)	2.32	(0.20)	(0.97)
LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.46)	(0.26)	(0.16)	(0.50)	(0.20)
From return of capital	—		—	—	(0.05)	—	—
From net realized gains	—		—	—	—	—	(0.19)
Total distributions	(0.22)		(0.46)	(0.26)	(0.21)	(0.50)	(0.39)
NET ASSET VALUE:
End of period	$11.82		$10.66	$9.88	$11.69	$9.58	$10.28
Total return	12.94	%(4)	12.67%	-13.39%	24.30%	-1.88%	-8.26%
Net assets at end of period
(000s omitted)	$12,120		$11,733	$14,244	$19,764	$20,038	$34,291
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.95	%(5)	1.98%	1.90%	1.82%	1.69%	1.53%
After expense
reimbursement/recoupment	1.31	%(5)	1.28%	1.39%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.11	%(5)	3.62%	1.65%	1.05%	0.91%	1.43%
After expense
reimbursement/recoupment	3.74	%(5)	4.32%	2.17%	1.46%	1.20%	1.56%
Portfolio turnover rate	16	%(4)	57%	36%	17%	60%	54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2019.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, and 2020, and for the six months ended March 31, 2024.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021	2020	2019
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.71		$9.92	$11.72	$9.59	$10.29	$11.65
OPERATIONS:
Net investment income(1)(2)	0.22		0.48	0.27	0.19	0.14	0.22
Net realized and unrealized
gain (loss) on
investment securities	1.18		0.79	(1.80)	2.17	(0.32)	(1.16)
Total from operations(3)	1.40		1.27	(1.53)	2.36	(0.18)	(0.94)
LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.48)	(0.27)	(0.16)	(0.52)	(0.23)
From return of capital	—		—	—	(0.07)	—	—
From net realized gains	—		—	—	—	—	(0.19)
Total distributions	(0.23)		(0.48)	(0.27)	(0.23)	(0.52)	(0.42)
NET ASSET VALUE:
End of period	$11.88		$10.71	$9.92	$11.72	$9.59	$10.29
Total return	13.07	%(4)	12.85%	-13.23%	24.72%	-1.67%	-8.07%
Net assets at end of period
(000s omitted)	$34,163		$31,234	$29,083	$35,318	$44,189	$84,874
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.78	%(5)	1.84%	1.67%	1.57%	1.44%	1.28%
After expense
reimbursement/recoupment	1.14	%(5)	1.13%	1.15%	1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.27	%(5)	3.79%	3.58%	1.29%	1.17%	1.71%
After expense
reimbursement/recoupment	3.91	%(5)	4.50%	4.10%	1.71%	1.46%	1.84%
Portfolio turnover rate	16	%(4)	57%	36%	17%	60%	54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2019.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, and 2020, and for the six months ended March 31, 2024.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021		2020	2019
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$15.07		$13.35	$17.51	$14.09		$13.56	$13.89
OPERATIONS:
Net investment income(1)	0.04		0.12	(0.02)	(0.18)		(0.07)	0.08
Net realized and unrealized
gain (loss) on
investment securities	1.52		1.60	(4.14)	3.60		0.71	(0.34)
Total from operations(2)	1.56		1.72	(4.16)	3.42		0.64	(0.26)
LESS DISTRIBUTIONS:
From net investment income	(0.13)		—	—	—		(0.11)	(0.07)
From net realized gains	—		—	—	—		—	—
Total distributions	(0.13)		—	—	—		(0.11)	(0.07)
NET ASSET VALUE:
End of period	$16.50		$15.07	$13.35	$17.51		$14.09	$13.56
Total return	10.37	%(3)	12.88%	-23.76%	24.27%		4.72%	-1.85%
Net assets at end of
period (000s omitted)	$27,718		$27,887	$29,850	$43,458		$38,376	$51,076
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.01	%(4)	1.96%	1.77%	1.74%		1.73%	1.55%
After expense
reimbursement/recoupment	1.30	%(4)	1.30%	1.30%	1.31	%(5)	1.40%	1.38%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.25	)%(4)	0.15%	(0.56)%	(1.44)%		(0.87)%	0.41%
After expense
reimbursement/recoupment	0.46	%(4)	0.82%	(0.10)%	(1.04)%		(0.54)%	0.58%
Portfolio turnover rate	11	%(3)	40%	66%	81%		105%	59%

(1)
Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, 2020, and 2019, and for the six months ended March 31, 2024.

(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019.
(3)	Not Annualized.
(4)	Annualized.
(5)	Expense waiver of 1.30% was implemented on January 22, 2021.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021	2020	2019
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$15.60		$13.79	$18.07	$14.52	$13.94	$14.25
OPERATIONS:
Net investment
income gain (loss)(1)	0.05		0.15	0.01	(0.16)	(0.04)	0.11
Net realized and unrealized
gain (loss) on
investment securities	1.57		1.66	(4.29)	3.71	0.74	(0.34)
Total from operations(3)	1.62		1.81	(4.28)	3.55	0.70	(0.23)
LESS DISTRIBUTIONS:
From net investment income	(0.17)		—	—	—	(0.12)	(0.08)
From net realized gains	—		—	—	—	—	—
Total distributions	(0.17)		0.00	0.00	0.00	(0.12)	(0.08)
NET ASSET VALUE:
End of period	$17.05		$15.60	$13.79	$18.07	$14.52	$13.94
Total return	10.43	%(3)	13.04%	-23.63%	24.45%	5.02%	-1.61%
Net assets at end of
period (000s omitted)	$18,738		$19,906	$23,342	$35,070	$19,879	$30,516
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.76	%(4)	1.70%	1.51%	1.52%	1.48%	1.32%
After expense
reimbursement/recoupment	1.15	%(4)	1.15%	1.15%	1.16%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.02	)%(4)	0.39%	(0.32)%	(1.23)%	(0.60)%	0.64%
After expense
reimbursement/recoupment	0.59	%(4)	0.95%	0.05%	(0.87)%	(0.27)%	0.81%
Portfolio turnover rate	11	%(3)	40%	66%	81%	105%	59%

(1)
Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2022, 2021, 2020, and 2019, and for the six months ended March 31, 2024.

(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019, and for the six months ended March 31, 2024.

(3)	Not Annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2024		2023	2022	2021	2020	2019
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$8.68		$8.81	$9.78	$8.93	$9.17	$9.21
OPERATIONS:
Net investment income(1)(2)	0.40		0.82	0.64	0.61	0.47	0.32
Net realized and unrealized
gain (loss) on
investment securities	0.20		(0.14)	(0.96)	0.84	(0.27)	(0.04)
Total from operations(3)	0.60		0.68	(0.32)	1.45	0.20	0.28
LESS DISTRIBUTIONS:
From net investment income	(0.38)		(0.81)	(0.65)	(0.60)	(0.44)	(0.32)
From net realized gains	—		—	—	—	—	—
Total distributions	(0.38)		(0.81)	(0.65)	(0.60)	(0.44)	(0.32)
NET ASSET VALUE:
End of period	$8.90		$8.68	$8.81	$9.78	$8.93	$9.17
Total return	7.09	%(4)	8.06%	-3.48%	16.62%	2.27%	3.07%
Net assets at end of
period (000s omitted)	$507,373		$359,089	$276,841	$265,212	$95,196	$58,672
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.97	%(5)	1.03%	0.98%	1.05%	1.17%	1.09%
After expense
reimbursement/recoupment	0.93	%(5)(6)	0.89%	0.91%	0.92%	0.91%	0.90%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	8.92	%(5)	9.18%	6.68%	6.25%	4.99%	3.13%
After expense
reimbursement/recoupment	8.96	%(5)	9.31%	6.75%	6.38%	5.25%	3.32%
Portfolio turnover rate	36	%(4)	112%	146%	94%	144%	104%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2019.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, and 2020, and for the six months ended March 31, 2024.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019, and for the six months ended March 31, 2024.

(4)	Not Annualized.
(5)	Annualized.
(6)	Expense waiver of 1.00% was implemented on February 1, 2024.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2024 (Unaudited)

1. ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2023, the Trust consisted of three series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, and Intrepid Income Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010.  Effective as of June 6, 2022, the Intrepid Endurance Fund changed its name to the Intrepid Small Cap Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by Intrepid Capital Management, Inc. (the “Adviser”), as the Valuation Designee, in accordance with fair value methodologies established and applied by the Adviser.  The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 -	Quoted prices in active markets for identical securities.

• Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

• Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.  Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Adviser pursuant to fair value methodologies established and applied by the Adviser. These securities will generally be classified as Level 2 securities. If the warrant is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of March 31, 2024, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*	$—	$2,693,402	$—	$2,693,402
Total Common Stocks*	27,833,237	—	434,513	28,267,750
Total Convertible Bonds*	—	62,466	—	62,466
Total Convertible
Preferred Stock*	—	1,123,419	—	1,123,419
Total Corporate Bonds*	—	9,567,363	1,147,833	10,715,196
Total Preferred Stock*	—	—	815,537	815,537
Total Warrants*	—	23,244	—	23,244
Money Market Fund*	2,481,846	—	—	2,481,846
Total Assets	$30,315,083	$13,469,894	$2,397,883	$46,182,860

*  Refer to the Schedule of Investments for industry classifications.

Intrepid Small Cap Fund

Description	Level 1	Level 2	Level 3	Total
Assets:
Total Common Stocks*	$40,324,043	$—	$—	$40,324,043
Total Exchange-Traded
Fund*	3,742,641	—	—	3,742,641
Total Real Estate
Investment Trust (REIT)*	1,695,780	—	—	1,695,780
Money Market Fund*	527,520	—	—	527,520
Total Assets	$46,289,984	$—	$—	$46,289,984

*  Refer to the Schedule of Investments for industry classifications.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*	$—	$51,603,575	$—	$51,603,575
Total Common Stock*	6,193	—	2,976,358	2,982,551
Total Convertible Bonds*	—	20,637,491	—	20,637,491
Total Convertible
Preferred Stock*	—	16,289,576	—	16,289,576
Total Corporate Bonds*	—	380,732,902	13,420,055	394,152,957
Total Preferred Stock*	—	781,000	5,587,837	6,368,837
Total Real Estate
Investment Trust (REIT)*	4,202,752	—	—	4,202,752
Warrants*	583	—	—	583
Money Market Fund*	23,083,613	—	—	23,083,613
Unrealized Appreciation on
Forward Currency Contracts	—	85,717	—	85,717
Total Assets	$27,293,141	$470,130,261	$21,984,250	$519,407,652

*	For further information regarding security characteristics, please see the Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period.

Intrepid Capital Fund

	Bank Loans
	and Warrants	Corporate Bonds
Beginning Balance - October 1, 2023	$—	$1,484,044
Purchases	—	917,777
Sales	—	—
Realized gains	—	—
Realized losses	—	(1,287,103)
Change in unrealized appreciation	—	1,283,165
Net Transfers Into Level 3	—	—
Net Transfers Out of Level 3	—	—
Ending Balance - March 31, 2024	$—	$2,397,883

Intrepid Income Fund

	Bank Loans
	and Warrants	Corporate Bonds
Beginning Balance - October 1, 2023	$—	$12,120,408
Purchases	—	6,562,983
Sales	—	—
Realized gains	—	—
Realized losses	—	(10,007,781)
Change in unrealized appreciation	—	8,308,640
Net Transfers Into Level 3	—	5,000,000
Net Transfers Out of Level 3	—	—
Ending Balance - March 31, 2024	$—	$21,984,250

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

As of March 31, 2024, the change in unrealized appreciation on the positions still held in the Intrepid Capital Fund was $1,283,165, and was $8,308,640 for the Intrepid Income Fund.

The transfer out of Level 3 into Level 2 in the Intrepid Capital Fund and the Intrepid Income Fund were due to the Funds’ pricing agent providing a value for a bank loan that was previously being fair valued in accordance with fair value methodologies established and applied by the Adviser.  The transfer into Level 3 out of Level 2 in the Intrepid Capital Fund and Intrepid Income Fund were due to the Fund’s pricing agent not providing a value for securities that they were previously able to provide.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

	Type of		Fair Value at	Valuation	Unobservable
Fund	Security	Industry	3/31/2024	Techniques	Inputs	Range
Intrepid	Corporate	Commercial &	1,147,833	Market	EBITDA	3X
Capital Fund	Bond	Professional		Approach	Multiple
		Services
					Discount	0-45%
					Applied to
					Restructuring

Intrepid	Stock	Commercial &	1,250,050	Market	EBITDA	3X
Capital Fund		Professional		Approach	Multiple
		Services
					Discount	100%
					Applied to
					Restructuring

Intrepid	Corporate	Commercial &	10,220,056	Market	EBITDA	3X
Income Fund	Bond	Professional		Approach	Multiple
		Services
					Discount	0-45%
					Applied to
					Restructuring

Intrepid	Corporate	Financial	3,200,000	Market	Discount	0-45%
Income Fund	Bond	Services		Approach	Applied to
					Restructuring

Intrepid	Stock	Commercial &	8,564,194	Market	EBITDA	3X
Income Fund		Professional		Approach	Multiple
		Services
					Discount	0-45%
					Applied to
					Restructuring

The significant unobservable inputs used in the fair value measurement of the corporate bonds and/or warrants in the Intrepid Capital Fund and Intrepid Income

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

Fund were an EBITDA multiple and discounts applied due to the restructuring of the underlying investment. Significant increases (decreases) in the EBITDA multiple in isolation would have resulted in a higher (lower) fair value measurement and significant increases (decreases) in the discount applied due to restructuring input in isolation would have resulted in a lower (higher) fair value measurement.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the period ended March 31, 2024, the Intrepid Income Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Income Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Fund, but does expose the Fund to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended March 31, 2024

	Change in unrealized	Realized gain
	appreciation on	on forward
	forward currency contracts	currency contracts
Intrepid Income Fund	$(522,535)	$364,238

The average monthly notional amounts of forward currency contracts during the period ended March 31, 2024 were as follows:

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
Long Positions
Forward currency contracts	$ —	$ —	$28,728,923

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
Short Positions
Forward currency contracts	$ —	$ —	$ —

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

At March 31, 2024, Intrepid Capital Management Funds Trust is invested in derivative contracts in the Income Fund, which is reflected in the Statements of Assets and Liabilities, as follows:

			Derivative Assets		Derivative Liability
			Statement of		Statement of
		Derivative	Assets and	Fair Value	Assets and	Fair Value
Fund	Risk	Type	Liabilities Location	Amount	Liabilities Location	Amount
Intrepid	Currency	Forward	Unrealized		Unrealized
Income		foreign	appreciation on		depreciation on
Fund		currency	foreign forward		foreign forward
		exchange	currency contracts	$85,717	currency contracts	$—
				$85,717		$—

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

As of March 31, 2024, the gross amount of derivative assets for the Intrepid Income Fund was $85,717 of which $0 was offset on the Statement of Assets and Liabilities resulting in $85,717 presented as net derivative assets on the Statement of Assets and Liabilities.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively and annually for Intrepid Small Cap Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of March 31, 2024 through the date the financial statements were issued.

Israel-Hamas Conflict Risk

The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

3. INVESTMENT ADVISER

The Trust has entered into investment advisory agreements (collectively, “Agreement”) with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that the operating expenses did not exceed 1.05% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.15% of the average daily net assets for the

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

Institutional Class shares. The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) are excluded from the calculation. For the Intrepid Income Fund, effective February 1, 2024 the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.00% of average daily net assets. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2024	2025	2026
Intrepid Capital Fund	$245,687	$261,924	$310,874
Intrepid Small Cap Fund	307,461	281,135	329,720
Intrepid Income Fund	190,174	243,006	429,910

4. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Small Cap Fund.

Quasar Distributors, LLC serves as distributor to the Funds.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended March 31, 2024 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$6,607,301	$8,219,003	$—	$—
Intrepid Small Cap Fund	4,948,098	5,790,504	—	—
Intrepid Income Fund	273,578,696	135,013,133	—	—

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

6.	CAPITAL SHARE TRANSACTIONS
	Intrepid Capital Fund – Investor Class
		Period Ended	Year Ended
		March 31, 2024	September 30, 2023
	Shares sold	32,782	22,496
	Shares issued to holders in
	reinvestment of dividends	17,489	49,018
	Shares redeemed	(125,360)	(412,620)
	Net decrease in shares	(75,089)	(341,106)
	Shares outstanding:
	Beginning of year	1,100,165	1,441,271
	End of period	1,025,076	1,100,165

	Intrepid Capital Fund – Institutional Class
		Period Ended	Year Ended
		March 31, 2024	September 30, 2023
	Shares sold	214,979	523,308
	Shares issued to holders in
	reinvestment of dividends	54,392	122,735
	Shares redeemed	(308,803)	(661,705)
	Net decrease in shares	(39,432)	(15,662)
	Shares outstanding:
	Beginning of year	2,915,132	2,930,793
	End of period	2,875,700	2,915,132

	Intrepid Small Cap Fund – Investor Class
		Period Ended	Year Ended
		March 31, 2024	September 30, 2023
	Shares sold	9,962	24,994
	Shares issued to holders in
	reinvestment of dividends	13,887	—
	Shares redeemed	(194,215)	(411,061)
	Net decrease in shares	(170,366)	(386,067)
	Shares outstanding:
	Beginning of year	1,850,570	2,236,638
	End of period	1,680,204	1,850,570

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

Intrepid Small Cap Fund – Institutional Class
	Period Ended	Year Ended
	March 31, 2024	September 30, 2023
Shares sold	9,166	30,832
Shares issued to holders in
reinvestment of dividends	10,839	—
Shares redeemed	(197,096)	(446,797)
Net (decrease) in shares	(177,091)	(415,965)
Shares outstanding:
Beginning of period	1,276,119	1,692,084
End of period	1,099,028	1,276,119

Intrepid Income Fund
	Period Ended	Year Ended
	March 31, 2024	September 30, 2023
Shares sold	20,292,747	18,525,581
Shares issued to holders in
reinvestment of dividends	1,928,990	3,126,171
Shares redeemed	(6,595,823)	(11,757,727)
Net increase in shares	15,625,914	9,894,025
Shares outstanding:
Beginning of period	41,372,658	31,478,633
End of period	56,998,572	41,372,658

7. FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2023 and 2022 are as follows:

	September 30, 2023			September 30, 2022
		Return	Long-Term		Return	Long-Term
	Ordinary	of	Capital	Ordinary	of	Capital
	Income	Capital	Gains	Income	Capital	Gains
Intrepid
Capital
Fund	$1,903,404	$—	$—	$1,069,075	$106,787	$—
Intrepid
Small Cap
Fund	—	—	—	—	—	—
Intrepid
Income
Fund	29,246,444	—	—	19,979,452	—	—

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2023, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$(24,299)	$24,941	$(642)
Intrepid Small Cap Fund	(1,531)	1,531	—
Intrepid Income Fund	7,591	(7,591)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

As of September 30, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Small Cap Fund
Cost of investments	$36,975,635	$41,278,396
Unrealized appreciation	7,879,570	9,924,420
Unrealized depreciation	(2,322,593)	(3,416,984)
Net unrealized appreciation	5,556,977	6,507,436
Undistributed ordinary income	25,675	420,444
Undistributed long-term capital gain	—	—
Distributable income	25,675	420,444
Other accumulated loss	(19,849,831)	(3,036,089)
Total accumulated gain (loss)	$(14,267,179)	$3,891,791

	Intrepid
	Income Fund
Cost of investments	$368,652,637
Unrealized appreciation	4,522,830
Unrealized depreciation	(21,505,878)
Net unrealized depreciation	(16,983,048)
Undistributed ordinary income	211,291
Undistributed long-term capital gain	—
Distributable income	211,291
Other accumulated loss	(16,292,089)
Total accumulated loss	$(33,063,846)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

At September 30, 2023, the Intrepid Capital Fund has short-term tax basis capital losses of $15,647,488 and long-term tax basis capital losses of $4,199,344 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2023 fiscal year, Intrepid Capital Fund utilized $91,258 of long-term capital loss carryover and $74,028 of short-term capital loss carryover.

At September 30, 2023, the Intrepid Small Cap Fund has long-term tax basis capital losses of $745,367 and short-term unlimited tax basis capital losses of $2,131,339, and short-term limited tax basis capital losses of $159,383 which may be carried forward to offset future capital gains. To the extent that the Intrepid Small Cap Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2023 fiscal year, Intrepid Small Cap Fund utilized $2,666,519 of short-term capital loss carryover.

At September 30, 2023, the Intrepid Income Fund had short-term tax basis capital losses of $12,868,318 and long-term tax basis capital losses of $3,405,738 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2023, or for any other tax years which are open for exam. As of September 30, 2023, the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid Income Fund’s open tax years include the tax years ended September 30, 2020 through 2023. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2023.

8. LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $50,000,000 unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The average interest rate as of March 31, 2024 was 8.50%. During the period ended March 31, 2024, the Intrepid Capital Fund’s maximum borrowing was $87,000 and average borrowing was $1,984, while the Intrepid Income Fund’s

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2024 (Unaudited)

maximum borrowing was $1,880,000 and average borrowing was $54,815. The Intrepid Small Cap Fund did not use the line. There were no loans outstanding as of the year ended March 31, 2024.

9. LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Directors has approved the designation of the Program Administrator to oversee the LRMP.

On May 14, 2024, the Trustees reviewed and considered a written report prepared by the Program Administrator that addressed the operation of the LRMP and assessed the LRMP’s adequacy and effectiveness of implementation for the most recent annual period (the “Review Period”). During the period covered by the report, it was determined that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Funds’ Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. Following the Trustees’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Trustees to effectively asses the LRMP and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the LRMP is reasonably designed to assess and manage the Funds’ liquidity risk and complies with the requirements of Rule 22e-4, and that the LRMP has operated as intended during the Review Period.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2024 (Unaudited)

Investment Advisory Agreement Disclosure

On November 15, 2023, the Board of Trustees of Intrepid Capital Management Funds Trust (the “Trustees”) approved the continuation of the investment advisory agreements for the Intrepid Capital Fund, the Intrepid Endurance Fund and the Intrepid Income Fund (each a “Fund” and, collectively, the “Funds”) with the investment adviser to the Funds, Intrepid Capital Management, Inc. (the “Adviser”). As part of the process of approving the continuation of the advisory agreements, the Trustees reviewed the fiduciary duties of the Trustees with respect to approving the advisory agreements and the relevant factors for the Trustees to consider, and the members of the Board of Trustees who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Trustees”) met in executive session to discuss the renewal of the advisory agreements.

In advance of the meetings, the Adviser sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreements. This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreements; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or decisive factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreements. The Trustees recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years. Prior to approving the continuation of the investment advisory agreements, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Adviser.

•	The performance of the Funds.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and they concluded that the Adviser expends substantial resources to provide this supervision. The Trustees then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is highly research intensive, and requires that the Adviser expend substantial resources to determine the portfolio of the Funds.

Management noted that in employing its strategy, the Adviser conducts extensive research on target companies, including telephonic and onsite interviews with management, competitors, analysts and others. The Trustees then discussed staffing at the Adviser, and concluded that the Adviser has sufficient staffing to conduct the research needed to meet the investment objectives of the Funds.

The Trustees also considered the background and experience of the Adviser’s senior management and expertise of, and the level of attention given to the Funds by, investment personnel of the Adviser, and determined that the personnel servicing the Funds are well qualified. In addition, the Trustees deliberated on the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser, noting that they believe the service providers are respected in the industry and provide valuable services to the Funds.

Based on the Trustees’ review, the Trustees believe that the Adviser provides high quality services to the Funds. The Trustees also determined that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees that impact costs to the shareholders of the Funds, noting that as discussed, managing the Funds is resource intensive. Management reviewed with the Trustees the comparison of the Funds’ expense ratios to other similar funds. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds that make up the peer universes for purposes of their review.

While the Funds had higher than average fees and expenses, the Trustees believe this was due to the resource intensive nature of the Funds’ investment strategies and the lower average net assets under management of the Funds when compared to the peer groups. The Trustees concluded that the expense ratios of the Funds are within a reasonable range of comparable mutual funds, and that the Funds’ fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separate accounts or private investment companies and those performed by the Adviser for the Funds. The Adviser noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts or private investment companies. Specifically, the Adviser noted the following:

•	The Adviser provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Adviser attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Adviser maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Adviser coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts or private investment companies do not require the same level of services and oversight, nor do they present the same compliance risk.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

The Trustees concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for separate accounts or private investment companies, and that the services performed by the Adviser for the Funds require a higher level of compliance resources from the Adviser. Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the separate accounts and private investment companies is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

Performance

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that the Adviser manages the Funds in a manner that is materially consistent with their stated investment objective and style.

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Funds. The Trustees noted that while the Funds have underperformed, the investment strategies of the Funds are designed to provide lower risk, which means it is expected that the Funds will underperform on a comparative basis during periods of market outperformance, but that investors should be protected in case of a downturn in the market.

The Trustees concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and on an absolute basis. They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term, and concluded that renewal of the existing advisory agreement was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds. The Trustees also considered the Funds’ overall expense ratios compared to peer group funds and the Adviser’s willingness to waive a portion of its advisory fees to keep the overall expenses of the Funds lower.

The Trustees discussed the Adviser’s profitability, as presented, and the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within a reasonable range of industry averages.

Economies of Scale

The Trustees then discussed with management whether economies of scale are recognized by the Funds. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Trustees noted that many of the Funds’ expenses are subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Funds’ assets grow. Given the size of the Funds and the reimbursements being made by the Adviser, the Trustees determined that the existing fee schedules were acceptable.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as adviser to the Funds (in addition to the advisory fee). The Trustees noted that the Adviser derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Trustees, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

The Trustees noted that all of the factors above were considered by them as a whole, and separately by the Independent Trustee meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or decisive factor in their determination of whether to approve the continuation of the investment advisory.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
		Term of		Portfolios
		Office	Principal	in Fund
	Position(s)	and	Occupation(s)	Complex	Other
Name, Address	Held with	Length	During Past	Overseen	Directorships
and Age	the Fund	of Service	Five Years	by Trustee	Held by Trustee
Independent Trustees(1)

Peter R. Osterman, Jr.	Trustee	Indefinite	Retired, former Senior	Three	None
c/o Intrepid Capital		Term;	Vice President and
Management		Since	Chief Financial
Funds Trust		November	Officer, HosePower
1400 Marsh Landing		2004	U.S.A. (an industrial
Pkwy., Suite 106			tool distributor)
Jacksonville			(October 2010 to
Beach, FL 32250			March 2016), Chief
Age: 74			Financial Officer, JAX
Refrigeration, Inc. (a
commercial refrigeration
construction company)
(April 2016 to June 2017),
Chief Financial Officer,
Standard Precast, Inc.
(an industrial concrete
casting company)
(June 2017 to
October 2017).

Ed Vandergriff, CPA	Trustee	Indefinite	President,	Three	None
c/o Intrepid Capital		Term; Since	Development
Management		November	Catalysts (a real
Funds Trust		2004	estate finance
1400 Marsh Landing			and development
Pkwy., Suite 106			company)
Jacksonville			(2000 to present).
Beach, FL 32250
Age: 73

John J. Broaddus	Trustee	Indefinite	Retired (March	Three	Trustee,
c/o Intrepid Capital		Term;	2020 to present);		Intrepid Capital
Management		Since	President & CEO,		Management
Funds Trust		March	Sunnyside		Funds Trust
1400 Marsh Landing		2020	Communities		(March 2019-
Pkwy., Suite 106			(a retirement		October 2019)
Jacksonville			community)		(5 portfolios)
Beach, FL 32250			(2008 to 2020).
Age: 73

(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

Number of
		Term of		Portfolios
		Office	Principal	in Fund
	Position(s)	and	Occupation(s)	Complex	Other
Name, Address	Held with	Length	During Past	Overseen	Directorships
and Age	the Fund	of Service	Five Years	by Trustee	Held by Trustee
Officer

Timothy A. Page	Treasurer	Indefinite	Chief Financial	N/A	N/A
c/o Intrepid Capital	and	Term;	Officer, Intrepid
Management	Secretary	Since	Capital Management,
Funds Trust		April	Inc. (April 2023 to
1400 Marsh Landing		2023	Present), Vice President
Pkwy., Suite 106			& Controller, Genesis
Jacksonville			Health, (July 2022 to
Beach, FL 32250			March 2023), Vice
Age: 40			President & Controller,
RS&H, Inc. (December
2016 to June 2022).

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

Disclosure Regarding Advisors to the Board

Portfolios
		Term of		in Fund
		Office	Principal	Complex	Other
	Position(s)	and	Occupation(s)	Overseen	Directorships
Name, Address	Held with	Length	During Past	by Advisor	Held by Advisor
and Age	the Fund	of Service	Five Years	to the Board	to the Board
Disinterested Advisors to the Board(1)

John Louis Fouts	Advisor	Indefinite	Owner and Portfolio	Three	Trustee,
c/o Intrepid Capital	to the	Term;	Manager, Fouts family		Georgia Tech
Management	Board	Since	Investments (a sole		(July 2022
Funds Trust		February	proprietorship) (January		to Present)
1400 Marsh Landing		2024	2022 to Present); Partner,		Trustee, Harvard
Pkwy., Suite 106			Water Street Capital		Business School
Jacksonville			(Private Investment		Alumni Advisory
Beach, FL 32250			Firm) (January 2002		Board
Age: 56			to December 2021).		(September 2018
to June 2023)

Robert Brian King	Advisor	Indefinite	CPG Partner, Valor	Three	Trustee, Boys &
c/o Intrepid Capital	to the	Term;	Equity Partners (Private		Girls Club of
Management	Board	Since	Investment Firm) (June		Northeast Florida
Funds Trust		February	2021 to Present); CEO,		(August 2018 to
1400 Marsh Landing		2024	RBK Advisory Services		Present); Trustee,
Pkwy., Suite 106			(Business Advisory		88 Acres; (June
Jacksonville			Services) (June 2018 to		2018 to Present);
Beach, FL 32250			Present).		Trustee, Good
Age: 61					Karma Foods
(October 2020 to
Present); Trustee,
Shameless Pets;
(August 2021 to
Present); Trustee,
Episcopal School
of Jacksonville
(May 2016 to
May 2023)

(1)
From time to time, the Board of Trustees may appoint advisors to the Board of Trustees (“Advisors”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. The Board of Trustees has determined that Messrs. Fouts and King are not interested persons, as defined in the Investment Company Act of 1940.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2024 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Small Cap Fund and Intrepid Income Fund designated $0, $0 and $0, respectively, of total distributions paid during the fiscal year ended September 30, 2023 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 23.34%, 0% and 0.03%, respectively, of their ordinary income distributions for the year ended September 30, 2023 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2023, 20.19%, 0% and 0.03% of Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 20.19%, 0% and 0.03%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 0%, 0% and 0%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  Once filed, the Funds’ Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1.866.996.3863.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

INTRPSEMI-0324

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    June 7, 2024

By (Signature and Title)*    /s/Timothy A. Page
Timothy A. Page, Treasurer

Date    June 7, 2024

* Print the name and title of each signing officer under his or her signature